Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

           THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of May 11, 2004 by and among Capital Trust, Inc., a Maryland corporation (the "Company"), and W. R. Berkley Corporation, a Delaware corporation ("Berkley"). Berkley and its designated controlled Affiliates identified on Schedule A attached hereto are each referred to in this Agreement as an "Initial Holder" and are collectively referred to in this Agreement as the "Initial Holders" (provided that only Berkley shall be a direct party hereto and responsible for its obligations hereunder).

                                    Recitals

           WHEREAS, pursuant to the terms of that certain securities purchase agreement, dated as of the date hereof, among the Company, the Initial Holders and the stockholders named therein (the "Securities Purchase Agreement"), the Company has agreed to sell to the Initial Holders and the Initial Holders have agreed to purchase (1) at the Initial Closing 1,310,000 shares (the "Tranche 1 Shares") of class A common stock, par value $.01 per share, of the Company (the "Common Stock") and a warrant (the "Warrant") initially exercisable for 365,000 shares (the "Warrant Shares") and (2) at the Subsequent Closing 325,000 shares of Common Stock (the "Tranche 2 Shares") and together with the Tranche 1 Shares and the Warrant Shares, the "Shares"); and

           WHEREAS, pursuant to the Securities Purchase Agreement, the Company has agreed to grant to the Holders (as defined below) the registration rights set forth in this Agreement.

           NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

   Section 1.   Definitions.
                -----------

           Capitalized terms used, but not otherwise defined herein, shall have the meanings assigned to such terms in the Securities Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

           "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

           "Agent" means the principal placement agent on an agented placement of Registrable Securities.

           "Business Day" means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

           "Commission" means the Securities and Exchange Commission.

           "Common Stock" has the meaning set forth in the Recitals.

           "Company" has the meaning set forth in the Preamble and also includes the Company's successors.

           "Continuously Effective" means, with respect to a specified registration statement, that it shall not cease to be effective and current and compliant with respect to applicable disclosure requirements and available for Transfers of Registrable Securities thereunder, and shall not be subject to any stop order or similar order issued by the Commission, for longer than either (i) any ten (10) consecutive Business Days, or (ii) an aggregate of fifteen (15) Business Days during the period specified in the relevant provision of this Agreement.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

           "Demand Registration" shall have the meaning set forth in Section
2(a).

           "Demanding Holders" shall have the meaning set forth in Section 2(a).

           "Holder" or "Holders" means the Initial Holder(s) or each Person to whom a Holder Transfers Registrable Securities in accordance with Section 7(c) whenever such Person owns of record Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

           "Initial Holder" or "Initial Holders" has the meaning set forth in the Preamble

           "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

           "NASD" means the National Association of Securities Dealers, Inc.

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


           "Person" means an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

           "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

           "Registrable Securities" means (i) the Tranche 1 Shares and Tranche 2 Shares purchased pursuant to the Securities Purchase Agreement; (ii) the Warrant Shares issuable upon the exercise of the Warrant purchased pursuant to the Securities Purchase Agreement; (iii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, the Shares; and (iv) any securities issued in exchange for such shares of Common Stock in any merger, combination or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered pursuant to this Agreement and sold by a Holder pursuant to the Securities Act or which have been sold by a Holder to the public pursuant to Rule 144 or any similar rules promulgated by the Commission pursuant to the Securities Act, and, provided further, that the Company shall have no obligation under Section 2 to register any Registrable Securities of any Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that such Registrable Securities may be resold pursuant to Rule 144(k) under the Securities Act (or any successor provision) or, at the time of calculation, one hundred percent (100%) of such Holder's Registrable Securities may be resold in a single ninety (90) day period under Rule 144 of the Securities Act. For purposes of this Agreement, a Person will be deemed to be a Holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

           "Rule 144" and "Rule 145" mean Rule 144 and Rule 145 promulgated under the Securities Act.

           "Securities Act" means the Securities Act of 1933, as amended from time to time.

           "Selling Holders" means, with respect to a specified registration pursuant to this Agreement, the Holders whose Registrable Securities are proposed to be included in such registration.

           "Securities Purchase Agreement" has the meaning set forth in the Recitals.

           "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

           "Underwriters' Representative" means the managing underwriter, or , in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

   Section 2.   Demand Registration.
                -------------------

           (a)   Request for Demand Registration.
                 -------------------------------

           (i) Subject to Sections 2(b), 2(d) and 2(e) below, at any time, if one or more Holders shall make a written request to the Company (the "Demanding Holders"), the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a "Demand Registration"), and each Demanding Holder shall be entitled to have included therein (subject to Section 3 hereof) all or such number of such Demanding Holder's Registrable Securities as the Demanding Holder shall request in writing. Any request made pursuant to this Section 2(a) shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2(a).

           (ii) Whenever the Company shall have received a demand pursuant to
   Section 2(a) to effect the Demand Registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all Holders of Registrable Securities, if any. Any such Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration and such request shall not be considered one of the Demand Registrations under Section 2(a) to which Holders are entitled under Section 2(b)(i).

           (b)   Limitations on Demand Registrations.
                 -----------------------------------

           (i) The Company shall be obligated to effect no more than four Demand Registrations in total and no more than two such registrations in any twelve-month period. For purposes of the preceding sentence, registration shall not be deemed to have been effected (A) unless a registration statement with respect thereto has become effective, (B) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or (C) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived by reason of a failure on the part of the Company, unless caused by a Selling Holder. If the Company shall have complied with its obligations under this
   Section 2, a right to demand a registration pursuant to Section 2(a) shall be deemed to have been satisfied upon the earlier of (X) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to a registration statement, (Y) the date when all of the Registrable Securities covered by the Registration Statement cease to be Registrable Securities and (Z) the date as of which such Demand Registration shall have been Continuously Effective for a period of not less than one hundred eighty (180) days ("Minimum Effective Period").

           (ii) Notwithstanding the foregoing, the Demand Registration rights granted to the Holders in Section 2(a) are subject to the following limitations: (A) each registration in respect of a Demand Registration must include Registrable Securities having an aggregate market value of at least $5,000,000, which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price (provided that (x) the limitation set forth in this clause (A) shall not be in effect at any time the Holders' Registrable Securities are not able to be sold under Rule 144 because of the Company's failure to comply with the information requirements thereunder, unless at such time, the Company's counsel delivers a written opinion of counsel, which shall be in a form reasonably satisfactory to such Holder's counsel, to such Holders to the effect that such Holder's Registrable Securities may be publicly offered and sold without registration under the Act and (y) if the Underwriters' Representative or Agent advises the Company in writing that, in its opinion, the amount of securities requested to be included in such offering exceeds the amount which can be sold in such offering without adversely affecting the marketability of the offering, the minimum aggregate market value of Registrable Securities to be included in such Demand Registration may be reduced to the extent required, but in no event may the aggregate market value of the Registrable Securities included therein be lower than $2,000,000); (B) the Company shall not be required to cause a registration pursuant to Section 2(a) to be declared effective within a period of one hundred twenty (120) days of the effective date of any registration statement of the Company effected in connection with a Demand Registration, provided the Company has not breached its obligations under
   Section 2(a); (C) the Demand Registration rights contained herein shall be subject to the terms and conditions of the registration rights and other terms and conditions contained in Section 7.3 of the Preferred Share Purchase Agreement, dated as of June 16, 1997, as amended, between the Company, formerly known as California Real Estate Investment Trust, and Veqtor Finance Company, LLC, and Section 6 of the Registration Rights Agreement, dated as of July 28, 1998, among the Company, Vornado Realty L.P., EOP Operating Limited Partnership, Mellon Bank N.A., as trustee for General Motors Hourly-Rate Employees Pension Trust and Mellon Bank N.A., as trustee for General Motors Salaried Employees Pension Trust (the "Existing Registration Rights") and the Company shall not be required to cause a registration pursuant to Section 2(a) to be declared effective or to include any Registrable Securities in a Demand Registration hereunder to the extent not permitted by the Existing Registration Rights; (D) the Company shall not be required to file a registration statement at any time prior to October 11, 2004 nor have any registration statement declared effective prior to November 11, 2004 if filed prior thereto unless Purchaser is permitted to sell, transfer or otherwise dispose of Registrable Securities prior to such time pursuant to Section 2.7 of the Securities Purchase Agreement; (E) the Company shall not be required to file a registration statement or to keep a registration statement effective and current and compliant with respect to applicable disclosure requirements and the Company shall be permitted to suspend the use of any then effective registration statement if the Chief Executive Officer or the Chief Financial Officer of the Company certifies to the Holders in writing the existence of circumstances relating to a material pending development, including, but not limited to a pending or contemplated material acquisition or merger or other material transaction or event, which would require additional disclosure by the Company in the registration statement of previously non-public material information which the Company in its good faith judgment has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement might cause the registration statement to fail to comply with applicable disclosure requirements; provided, however, that the Company may not delay the filing of a registration or documents necessary to keep an existing registration statement effective and current and compliant nor suspend the use thereof for such reason for more than ninety (90) days in the aggregate in any calendar year; and (F) the Company shall not be required to file a registration statement or to keep a registration statement effective and current and compliant and the Company shall be permitted to suspend the use of any then effective registration statement during the period starting with the date fifteen (15) days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to the Holders, of the date of the proposed pricing of an underwritten public offering of equity securities of the Company for the account of the Company whether covered by a prospectus under primary registration statement filed specifically for the proposed offering or a prospectus supplement under an effective primary shelf registration statement on file pursuant to Rule 415 under the Securities Act, and ending on the date ninety (90) days following the consummation of such underwritten public offering; provided, however, in the case of foregoing clauses

   (E) and (F), the Minimum Effective Period shall be extended by the aggregate number of days of such period of restriction.

           (c) Effective Demand Registration. Following receipt of a request for a Demand Registration, the Company shall:

           (i) file the registration statement with the Commission as promptly as practicable, and shall use the Company's commercially reasonable efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; and

           (ii) use the Company's commercially reasonable efforts to keep the relevant registration statement Continuously Effective for no less than the Minimum Effective Period or until such earlier date as of which all the Registrable Securities under the registration statement filed pursuant to the Demand Registration shall have been disposed of in the manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or such registration statement shall not be current and compliant with respect to applicable disclosure requirements, the Minimum Effective Period shall be extended by the aggregate number of days of such suspension or period of non-compliance.

           (d) Form of Registration Statement. A registration pursuant to this
Section 2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holders and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2(a).

           (e) Selection of Underwriters. If any registration pursuant to
Section 2(a) involves an underwritten offering (whether on a "firm," "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

        Section 3.   Registration Procedures.
                     -----------------------

           (a) Obligations of the Company. Whenever required under Section 2 to effect a Demand Registration of any Registrable Securities, the Company shall use its commercially reasonable efforts to:

           (i) Prepare and file with the Commission a registration statement with respect to such Registrable Securities (which registration statement shall be available for the Selling Holders' intended method of distribution and comply in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith) and cause such registration statement to become effective.

           (ii) Notify each Selling Holder when the registration statement and any post-effective amendments thereto are declared effective.

           (iii) Notify each Selling Holder of the receipt of any comments from the Commission with respect to the registration statement and, subject to
   Section 2(b)(ii), respond to such comments and prepare and file with the Commission, if necessary, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement or any document incorporated therein by reference or file any other required document as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement and the instructions applicable to the registration form used by the Company. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its commercially reasonable efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

           (iv) Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

           (v) Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holders) and to keep such qualification effective during the period such registration statement is effective and obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in any such jurisdiction, or to file a general consent to service of process in any such states or jurisdictions.

           (vi) in the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents and representations and warranties by the Company to the Selling Holders and the underwriters), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering and use its commercially reasonable efforts to obtain executed lock-up agreements from the officers and directors of the Company and from the holders of more than 5% of the Company's equity securities, if requested by the underwriters. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence and shall not be required to conduct a road-show in connection therewith.

           (vii) Notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

           (viii) Notify each Selling Holder of the happening of any transaction or event during the period a registration statement is effective which is of a type specified in Section 2(b)(ii)(C) or as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any prospectus), not misleading.

           (ix) Make generally available to the Company's security holders copies of an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than ninety (90) days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

           (x) Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holders, any underwriter participating in such offering and the representatives of such Selling Holders and Underwriters the opportunity discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

           (xi) Obtain a so-called "comfort letter" from the Company's independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Majority Selling Holders. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

           (xii) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

           (xiii) Cause the Registrable Securities to continue to be listed on the New York Stock Exchange, Inc.

           (xiv) Provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

           (xv) Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

           (b) Holders' Obligations. In connection with any registration pursuant to Section 2, each Selling Holder agrees, as applicable:

           (i) to execute the underwriting agreement, if any, agreed to by the Majority Selling Holders or the Company, as the case may be;

           (ii) that it will not offer or sell its Registrable Securities under the registration statement until it has received copies of the supplemented or amended prospectus contemplated by Section 3(a)(iii) and receives notice that any post-effective amendment (if required) has become effective;

           (iii) that, upon receipt of any notice from the Company of the happening of any transaction or occurrence of any event of the kind specified in Sections 2(b)(ii)(C), 2(b)(ii)(D), 3(a)(iii), 3(a)(vii) or 3(a)(viii), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to any registration statement at issue until such Holder's receipt of copies of a supplemented or amended prospectus contemplated by Section 3(a)(iii) and receives notice that any post-effective amendment (if required) has become effective or until it is advised in writing by the Company that the use of the applicable prospectus and registration statement may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the registration statement and prospectus covering such Registrable Securities current at the time of receipt of such notice; and

           (iv) that the Company may require each Selling Holder as to which any registration is being effected to furnish to it such information regarding such Selling Holder, the number of the Registrable Securities owned by it and the intended method of disposition of such Registrable Securities as may be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration, the Company may exclude from such registration the Registrable Securities of any Selling Holder who fails to furnish such information within 5 Business Days after receiving such request and to provide such cooperation, and the Company shall have no obligation to register under the Securities Act the Registrable Securities of a proposed Selling Holder who so fails to furnish such information or provide such cooperation.

           (c) Lock-Up Agreement. If requested in writing by the Company, each Holder agrees to execute a lock-up agreement pursuant to which such Holder shall not effect any public or private sale or distribution, including sales pursuant to Rule 144 of the Securities Act (but excluding Transfers, whether public or private to an Affiliate of such Holder), of Common Stock, or any securities convertible into or exchangeable or exercisable for such securities, held by such Holder during the period starting with date fifteen (15) days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to the Holders, of the date of the proposed pricing of an underwritten public offering of equity securities of the Company for the account of the Company whether covered by a prospectus under primary registration statement filed specifically for the proposed offering or a prospectus supplement under an effective primary shelf registration statement on file pursuant to Rule 415 under the Securities Act, and ending on the date ninety
(90) days following the consummation of such
           underwritten public offering; provided, however, that each Holder shall be required to execute a lock-up agreement in accordance with this Section 3(c) only in the event that each other stockholder of the Company holding 5% or more of the then outstanding Common Stock on a fully-diluted basis (including securities convertible into or exchangeable for Common Stock) executes a lock-up agreement on substantially the same terms as set forth herein.

   Section 4. Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to a Demand Registration for each Selling Holder, including all registration, exchange listing, accounting, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "comfort letters" required by or incident to such performance and compliance and reasonable fees and disbursements of one firm of counsel for the Initial Holders (selected by the Selling Holders who constitute Majority Selling Holders); provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn at the request of the Selling Holders (if such request is not made as a result of any action or inaction of the Company) (in which case all Selling Holders and any other Holders of Registrable Securities to be included in the registration shall bear such expenses pro rata according to their number of shares requested to be registered), unless all Holders of Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the Demand Registrations under Section 2(a) hereof. Holders shall be responsible for any underwriting discounts and commissions and taxes of any kind (including without limitation, transfer taxes) relating to any disposition, sale or transfer of Registrable Securities.

   Section 5.   Indemnification; Contribution.

           (a) Indemnification by the Company. If any Registrable Securities are included in a registration statement under this Agreement:

           (i) To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, trustee, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations:

                 (A) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any document incorporated by reference therein;

                 (B) Any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any prospectus) not misleading; or

                 (C) Any violation or alleged violation by the Company of the federal securities laws, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by a Holder, underwriter or the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 5(a) shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person. The Company shall also indemnify underwriters participating in the distribution of the Registrable Securities, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

           (ii) Indemnification by Holder. If any of a Selling Holder's Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, such selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any other Selling Holder, any controlling Person of any such other selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out or are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any prospectus) not misleading or any violation or alleged violation by any Holder or underwriter of the federal securities laws, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law, but only to the extent, that such untrue statement or omission had been contained in any information furnished in writing by such Selling Holder to the Company expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 5(b) exceed the gross proceeds from the applicable offering received by such selling Holder. In no event shall a Holder be jointly liable with any other Holder as a result of its indemnification obligations.

           (b) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 5, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel retained by the indemnifying party (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if it prejudices or results in forfeiture of rights or defenses, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, to the extent of any damage directly suffered by the indemnifying party as a result thereof. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty
(30) days of written notice thereof to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

           (c) Contribution. If the indemnification required by this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 5:

           (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(a) and
   Section 5(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

           (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 5(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           (d) Full Indemnification. If indemnification is available under this
Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 5 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 5(d)(i) hereof.

           (e) Survival. The obligations of the Company and the Selling Holders of Registrable Securities under this Section 5 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this agreement, and otherwise.

        Section 6. Covenants of the Company. The Company hereby agrees and covenants as follows:

           (a) The Company shall use its commercially reasonable efforts to file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall use its commercially reasonable efforts to make publicly available the information specified in subparagraph (c)(2) of Rule 144. The Company shall use its commercially reasonable efforts to take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any other exemption from registration. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

           (b) In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two Business Days prior to any sale of Registrable Securities.

           Section 7.   Miscellaneous.
                        -------------

           (a) Amendments and Waivers.
               ----------------------

           (i) The provisions of this Agreement, including the provisions of this Section 7(a), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder of Registrable Securities, and the Company.

           (ii) Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 7 shall be provided by the Company to the Holders prior to the effective date of such amendment, modification or supplement.

           (b) Notices. All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand, or if mailed or sent by overnight courier service, on the third Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:

           (i) if to the Initial Holders, to the addresses set forth under their signatures on the signature page hereof and if to any other Holder to the address contained in the records of the Company;

           (ii) if to the Company, to:

                                    Capital Trust, Inc.
                                    410 Park Avenue,
                                    14th Floor,
                                    New York, New York 10022
                                    Attention:  John R. Klopp
                                                 Chief Executive Officer


                                    with a copy to:

                                    Paul, Hastings, Janofsky & Walker LLP
                                    75 East 55th Street
                                    New York, New York  10022
                                    Attention:  Michael L. Zuppone

   or at such other address as the addressee may have furnished in writing to the sender as provided herein.

           (c) Assignment.
               ----------

           (i) Except as expressly provided in this Section 7(c), the rights of the parties hereto cannot be assigned and any purported assignment or transfer to the contrary shall be void ab initio. So long as the terms of this Section 7(c) are followed, any Holder may assign any of its rights under this Agreement, without the consent of the Company, to any Person to whom such holder Transfers any Registrable Securities or any rights to acquire Registrable Securities so long as such Transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 or Rule 145 (or any successor provisions) under the Securities Act or in any other manner or to any Person the effect or consequences of which is to cause the Transferred securities to be freely transferable without regard to the volume and manner of sale limitations set forth in Rule 144 (or any successor provision) in the hands of the transferee as of the date of such Transfer.

           (ii) Notwithstanding Section 7(c)(i), no Holder may assign any of its rights under this Agreement to any Person to whom such Holder Transfers any Registrable Securities if the Transfer of such Registrable Securities requires registration under the Securities Act.

           (iii) The nature and extent of any rights assigned shall be as agreed to between the assigning party and the assignee. No Person may be assigned any rights under this Agreement unless (x) the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee, identifying the securities of the Company as to which the rights in question are being assigned, and providing a detailed description of the nature and extent of the rights that are being assigned and (y) and the assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 7(c).

           (iv) Notwithstanding the foregoing, Berkley may assign its rights, under this Agreement without the prior written consent of the Company to one or more of its designated controlled Affiliates provided that Berkley remains responsible for the obligations under this Agreement with respect to such assignee.

           (d) Successors and Assigns; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations, or liabilities under this Agreement without the prior written consent of the Company in the case of a Holder or without the written consent of Holders holding a majority of Registrable Securities in the case of the Company. Notwithstanding the foregoing, Berkley may assign its rights, obligations and liabilities under this Agreement without the prior written consent of the Company to one or more of its designated controlled Affiliates provided that Berkley remains responsible for the obligations under this Agreement with respect to such assignee. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

           (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

           (h) Specific Performance; Costs and Expenses. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

           (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           IN WITNESS WHEREOF, the undersigned Company has executed this Agreement as of the date first written above.




                                               CAPITAL TRUST, INC.

                                               By:/s/ John R. Klopp
                                                  -----------------------
                                                  Name:  John R. Klopp
                                                  Title: Chief Executive Officer

           IN WITNESS WHEREOF, the undersigned Berkley has executed this Agreement as of the date first written above.


                                               /s/ William R. Berkley
                                               ------------------------
                                               Name: William R. Berkley

                                               Address:

                                   SCHEDULE A
                                   ----------



Admiral Insurance Company

Berkley Insurance Company

Berkley Regional Insurance Company

Nautilus Insurance Company